AMENDMENT NO. 2 TO AMENDED AND RESTATED MANAGEMENT INVESTOR RIGHTS AGREEMENT This AMENDMENT NO. 2 TO AMENDED AND RESTATED MANAGEMENT INVESTOR RIGHTS AGREEMENT (this “Amendment”) is made as of August 1, 2024 (the “Effective Date”) and amends the Amended and Restated Management Investor Rights Agreement, dated as of January 23, 2018, as amended by Amendment No. 1 to Amended and Restated Management Investor Rights Agreement, dated as of December 9, 2022 (the “Existing Agreement” and, as amended by this Amendment, the “Amended Agreement”), among Prime Security Services TopCo Parent, L.P., a Delaware limited partnership (“TopCo Parent”), ADT Inc., a Delaware corporation (the “Company”), and certain Holders (as defined in the Existing Agreement) thereof. Capitalized terms used herein but not defined herein are as defined in the Existing Agreement. WHEREAS, TopCo Parent desires to amend certain provisions of the Existing Agreement to: (a) modify the period set forth in Section 10.1 of the Amended Agreement governing the delivery of a Piggy-Back Notice and exercise of the Piggy-Back Registration Right; (b) provide that only securities held by a current or former member of the Company’s executive leadership team shall be deemed Registrable Securities; and (c) provide that, after the Amendment, only holders of Registrable Securities shall be deemed Holders; and WHEREAS, pursuant to Section 15.4 of the Existing Agreement, except as otherwise expressly set forth therein, the Existing Agreement may only be modified or amended by an instrument in writing duly executed and delivered by TopCo Parent. NOW, THEREFORE, the Existing Agreement is amended as set forth below: 1. Amendments to the MIRA. Notwithstanding anything to the contrary in the Existing Agreement but subject to the other terms and conditions of this Amendment: (a) Section 1 of the Existing Agreement is hereby amended by amending and restating the definition of “Holder” to read as follows: “Holder” means a holder of Registrable Securities who is or becomes, party to this Agreement, other than the Company, TopCo Parent and the Koch Equityholder. For the avoidance of doubt, a holder of Registrable Securities shall be a Holder hereunder solely with respect such Holder’s Registrable Securities. (b) Section 10.1 of the Existing Agreement is hereby amended and restated in its entirety to read as follows: 2 In the event that the Company proposes to register any Registrable Securities under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8, or any successor forms thereto, promulgated under the Securities Act), for the account of TopCo Parent (or the Apollo Funds if such Apollo Funds are direct holders of Common Stock) the Company shall give the Holders written notice (the “Piggy-Back Notice”) of its intention to effect such a registration at least two (2) calendar days before the anticipated filing date. Subject to Section 10.2, such Holders shall have the right (the “Piggy-Back Registration Right”) to request that the Company use its reasonable best efforts to cause all the Registrable Securities specified in a written request by the Holders and delivered to the Company within two (2) calendar days after the giving of such Piggy-Back Notice by the Company to be included in such registration on the same terms and conditions as the Registrable Securities otherwise being sold in such registration. The Holders shall be entitled to request to include in such Registration Statement a number of Registrable Securities equal to the product of (x) the aggregate number of shares of Common Stock owned by such Holder as of the date of the Piggy-Back Notice (or at the Company’s option, as of the date such Registration Statement is filed) and (y) the ratio of (i) the number of shares of Common Stock proposed to be included in such Registration Statement that are owned, directly or indirectly, by the Apollo Funds to (ii) the aggregate number of shares of Common Stock owned, directly or indirectly, by the Apollo Funds that are outstanding as of the date of the Piggy-Back Notice (or at the Company’s option, as of the date such Registration Statement is filed). If at any time after giving written notice of its intention to register any Registrable Securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with the proposed registration, the Company may at its election give written notice of such determination to the Holders and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration. A Holder shall be permitted to withdraw all or part of its Registrable Securities from a registration pursuant to this Section 10.1 at any time prior to the effectiveness of such Registration Statement except in an underwritten offering where such Holder has previously committed to the underwriters that it would participate in such offering. (c) Section 10.10(c) of the Existing Agreement is hereby amended and restated in its entirety to read as follows: “Registrable Securities” shall mean the following securities held by a current or former member of the Company’s executive leadership team (who, for the avoidance of doubt, are listed on Schedule A to Amendment No. 2 to this Agreement): (i) Management Shares, (ii) any securities owned by or to be acquired by a Holder in respect of Management Shares in connection with a recapitalization, merger, consolidation, exchange or other reorganization of the Company, (iii) any of the securities described in the preceding clause (ii) acquired pursuant to open market purchases by or that are otherwise held by any Holder; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (B) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (C) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and 3 subsequent disposition of such securities does not require registration or qualification of such securities under the Securities Act or any state securities or blue sky law then in force or (D) such Registrable Securities have ceased to be outstanding; and provided, further, that any securities that have ceased to be Registrable Securities shall not thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security. Notwithstanding any other provision of this Section 10.10(a), with respect to any Registration Statement that registers Common Stock, “Registrable Securities” shall only include Common Stock. (d) Section 10.11 is hereby added to the Existing Agreement as follows: By notice delivered to the Company’s General Counsel, any Holder (an “Opting-Out Holder”) may elect to waive its or their Piggy-Back Registration Rights (an “Opt-Out”), until such time as the notice is rescinded by such Holder. During such time as an Opt-Out is in effect: (a) the Opting-Out Holder shall not receive any Piggy-Back Notice and (b) shall not be entitled to participate in any registration or offering of Registrable Securities. (e) Notwithstanding anything to the contrary in the Amendment, each of Section 10.7, Section 12, Section 15.2 and Section 15.3 of the Existing Agreement shall survive this Amendment and shall remain in full force and effect for each person who was a Holder prior to giving effect to the Amendment (each such person, a “Former Holder”) in accordance with its terms, and any references to “Holder” in such section shall include such Former Holder. 2. Effectiveness. This Amendment shall become effective as of and from the Effective Date. 3. Effect of Amendment. Except as specifically contemplated hereby, the Existing Agreement shall remain unchanged and in full force and effect. References in the Existing Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof’ and words of similar import shall refer to the Existing Agreement as amended hereby, and references to the date of the Existing Agreement, and references to the “date hereof”, “the date of this Agreement” or words of similar meaning in the Existing Agreement, shall continue to refer to January 23, 2018 or December 9, 2022, as applicable. 4. Headings. The headings of this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment. 5. Miscellaneous. The provisions of Section 8 (Notices), Section 12 (Confidentiality), Section 15.2 (Binding Effect), Section 15.3 (Governing Law), Section 15.4 (Amendment), Section 15.13 (Entire Agreement) and Section 15.14 (Third-Party Beneficiaries) of the Existing Agreement are incorporated herein by reference, mutatis mutandis. [Signature Pages Follow] WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. PRIME SECURITY SERVICES TOPCO PARENT, L.P. By: PRIME SECURITY SERVICES TOPCO PARENT GP, LLC, its general partner By: /s/ James Elworth Name: James Elworth Title: Vice President